Exhibit 10.1

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                                  VAXGEN, INC.

                                   $31,500,000
              5 1/2% Convertible Senior Subordinated Notes due 2010

                             NOTE PURCHASE AGREEMENT

                                 March 30, 2005

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                                  VAXGEN, INC.

                             NOTE PURCHASE AGREEMENT

      THIS NOTE PURCHASE AGREEMENT, INCLUDING ANNEX I HERETO (this "Agreement") is made as of the 30(th) day of March 2005 by and among VAXGEN, INC. (the "Company"), a Delaware corporation, with its principal offices at 1000 Marina Blvd., Suite 200, Brisbane, California, and ____________________ (the "Purchaser").

      In consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

A. The Company has authorized the sale and issuance of $31,500,000 aggregate principal amount of the Company's 5 1/2% Convertible Senior Subordinated Notes due 2010 (the "Notes"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

B. The Notes are to be issued pursuant to an indenture to be executed and dated as of the Closing (as defined in Annex I) (the "Indenture") between the Company and U.S. Bank, National Association, as trustee (the "Trustee"), and the form of such Notes will be an exhibit to the Indenture. The Indenture will conform in all material respects to the respective statements relating thereto in the Memorandum (as defined below) and will be substantially in the form last delivered to the Purchaser prior to the execution and delivery of this Agreement.

C. The Notes will be convertible into shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") in accordance with the terms of the Notes and the Indenture and will be subject to such other terms as are set forth herein and therein.

D. The Company and the Purchaser agree that the Purchaser will purchase from the Company and the Company will issue and sell to the Purchaser, a Note for the principal amount of $___________, at a purchase price of one hundred percent (100%) of the principal amount, pursuant to the Terms and Conditions for Purchase of the Notes attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. The Purchaser acknowledges that the offering is not being underwritten by CIBC World Markets Corp. or Punk, Ziegel & Company, L.P., who are each acting solely as placement agents in connection herewith (the "Placement Agents").

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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      Please  confirm  that the  foregoing  correctly  sets forth the  agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:                    Purchaser: _____________________________


                                        By:            _________________________

                                        Name:          _________________________

                                        Title:         _________________________

                                        Address:       _________________________

                                        Fax Number:    _________________________

Exact name that your Notes are to be
registered in (This is the name that will
appear on your Note)*:                                 _________________________
                                                          (Registered Holder)

The Tax ID No. of the Registered Holder:               _________________________

Contact Name for Registered Holder (if
different than above):                                 _________________________

Mailing Address of Registered Holder (if
different than above):                                 _________________________

Affiliated Purchasers:                                 _________________________

                                                       _________________________

VAXGEN, INC.,
a Delaware corporation


By: ____________________________

Name: __________________________

Title: _________________________

*Please use Annex II attached hereto if the Notes are to be issued to more than one Registered Holder.


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                                     ANNEX I

                 TERMS AND CONDITIONS FOR PURCHASE OF THE NOTES

      1. PURCHASE AND SALE OF NOTES.

            1.1 Subject to the terms and conditions of the Agreement, on the Closing Date (as defined herein), the Purchaser agrees to purchase and the Company agrees to issue and sell to the Purchaser, at a purchase price of one hundred percent (100%) of the principal amount, the principal amount of Notes set forth in this Agreement.

      2. CLOSING.

            2.1 Closing.

                  (a) The purchase and sale of the Notes upon the terms and conditions hereof will take place at a closing (the "Closing") to be held at the offices of Cooley Godward LLP, 3175 Hanover Street, Palo Alto, CA 94304, on the date hereof or on such other date as may be agreed to by the parties (the "Closing Date").

                  (b) The Company shall provide wire transfer instructions for the payment of the purchase price for the Notes prior to the Closing.

                  (c) At the Closing, the Purchaser and the Company shall satisfy all of the conditions set forth in Sections 2.2(a) and 2.2(b), respectively.

            2.2 Conditions to Closing.

                  (a) The Company's obligation to complete the purchase and sale of the Notes and deliver the Notes to the Purchaser is subject to the fulfillment to the Company's satisfaction on or prior to the Closing of the following conditions, any of which may be waived by the Company:

                        (i) The receipt by the Company of an executed copy of this Agreement by the Purchaser;

                        (ii) The receipt by the Company of immediately available funds in the full amount of the purchase price for the Notes being purchased by the Purchaser as set forth in the Agreement, in accordance with the wire transfer instructions delivered by the Company pursuant to Section 2.1(b);

                        (iii) The receipt by the Company of at least $31,500,000 for the Notes being purchased in the Offering by the Purchaser and other purchasers (together the "Investors");

                        (iv) The Purchaser's performance, satisfaction, and compliance, in all material respects, with all covenants, agreements and conditions required by Section 4 of this Agreement at or prior to the Closing Date;


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                        (v) The  representations and warranties of the Purchaser
made pursuant to Section 4 shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date; and

                        (vi) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority or competent jurisdiction and shall be in effect which prohibits the consummation of the transactions contemplated by this Agreement.

                  (b) The Purchaser's obligation to complete the purchase and sale of the Notes is subject to the fulfillment to the Purchaser's satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by the Purchaser:

                        (i) The receipt by the Purchaser of an executed copy of this Agreement by the Company;

                        (ii) The Company's performance, satisfaction, and compliance, in all material respects, with all covenants, agreements and conditions required by Section 3 of this Agreement to be performed, at or prior to the Closing Date;

                        (iii) The representations and warranties of the Company hereunder shall be true and correct in all material respects as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date;

                        (iv) The delivery by the Company to the Purchaser of an opinion, dated as of the Closing Date, from Cooley Godward LLP, counsel to the Company, in the form attached as Appendix A hereto;

                        (v) The delivery by the Company to the Purchaser of an opinion, dated as of the Closing Date, from Covington & Burling LLP, regulatory counsel to the Company, in the form attached as Appendix B hereto;

                        (vi) The receipt by the Company of at least $31,500,000 for the Notes being purchased by all the Investors;

                        (vii) The Company's delivery of a Note in the principal amount set forth in the Agreement to the Purchaser or, if requested by the Purchaser, one or more Notes, in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Purchaser may request in writing at lease one full business day before the Closing Date; and

                        (viii) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction and shall be in effect which prohibits the consummation of the transactions contemplated by this Agreement.


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      3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

      The Company hereby represents and warrants to, and covenants with, the Purchaser as of the Closing Date (or such other date specified below) as follows:

            3.1 No Material Misstatements. The Private Placement Memorandum dated March 30, 2005, relating to the offering of the Notes, including all exhibits and annexes thereto, all documents incorporated by reference therein, as the same may be amended or supplemented (the "Memorandum"), did not, as of its date, and does not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is given as to whether the absence of Summary Financial Statements, Selected Financial Data, Supplementary Financial Information, Capitalization, Dilution, Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures about Market Risk, Annual Financial Statements for the fiscal years ended December 31, 2001, 2002, 2003 and 2004 and the notes thereto, and Quarterly Financial Statements for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004, from the Memorandum constitutes a material omission. The Indenture, registration rights contained in this Agreement and the Notes conform to the descriptions thereof contained in the Memorandum.

            3.2 SEC Filings. With the exception of the financial statements and related financial disclosure in the Company's Annual report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") (including but not limited to Management's Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data), the documents that the Company has filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 2003 (including all exhibits included therein and documents incorporated by reference therein hereinafter being referred to as the "Reports" and together with the Form 10-K the "SEC Documents") complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder as of their respective filing dates, and except as to the financial statements and related financial disclosure (including but not limited to Management's Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data), none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is given as to whether the absence of Summary Financial Statements, Selected Financial Data, Supplementary Financial Information, Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures about Market Risk, Annual Financial Statements for the fiscal years ended December 31, 2001, 2002, 2003 and 2004 and the notes thereto, and Quarterly Financial Statements for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004, from the Memorandum constitutes a material omission. The Company agrees to use reasonable best efforts to become current in its reporting requirements under the Exchange Act as soon as practicable, and it will notify each Purchaser promptly after the Compliance Date (as defined in Section 6.2(a)(i)).


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            3.3 Book and  Records;  Internal  Controls.  The books,  records and accounts of the Company and its subsidiary accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiary. The Company and its subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are
recorded  as  necessary  to  permit  preparation  of  financial   statements  in
accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with
management's   general  or  specific   authorization   and  (iv)  the   recorded
accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; with respect to the Company's filed SEC Documents, the chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any related rules and regulations promulgated by the SEC, and the statements contained in
any  such  certification  are  complete  and  correct;   the  Company  maintains
"disclosure controls and procedures" (as defined in Rule 13a-14(c) under the Exchange Act).

            3.4 Brokers or Finders. Based upon arrangements made by or on behalf of the Company, no broker, investment banker, financial advisor or other individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint securities company, trust, unincorporated organization or other entity (each a "Person"), other than the Placement Agents, the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement.

            3.5 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Notes hereunder as described in the Memorandum.

            3.6 Organization; Good Standing. The Company and its subsidiary, are duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The Company and its subsidiary are duly qualified to do business and are in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by them or location of the assets or properties owned, leased or licensed by them requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not result in a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiary considered as a whole (a "Material Adverse Effect"); and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

            3.7 Absence of Litigation. Except as set forth in the Memorandum or SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the actual knowledge of the executive officers of the Company or its subsidiary, threatened in writing against the Company or its subsidiary or any of the Company's or the subsidiary's officers or


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directors in their  capacities  as such,  that,  either  individually  or in the aggregate, would result in a Material Adverse Effect.

            3.8 Due Authorization and Delivery. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the Indenture, and the issuance and sale of the Notes by the Company. The Agreement, the Indenture, and Notes have been duly and validly authorized, executed and delivered by the Company and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

            3.9 Authentication of Notes; TIA. The Notes have been duly authenticated in accordance with the provisions of the Indenture and when delivered and paid for by the Investor in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Indenture. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the SEC applicable to an indenture which is qualified thereunder.

            3.10 Conversion of Notes; Authorization and Reservation of Shares. The Notes are convertible into Common Stock in accordance with the terms of the Indenture; the shares of Common Stock initially issuable upon conversion of the Notes have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable, will conform in all material respects to the description thereof contained in the Memorandum, and we will use our reasonable best efforts to cause the shares of Common Stock issuable upon conversion of the Notes to be duly authorized for listing on the Nasdaq National Market or list its Common Stock on any national exchange or the Nasdaq SmallCap Market, subject to notice of official issuance, as reasonably as practicable following the Compliance Date. The stockholders of the Company or other holders of the Company's securities have no pre-emptive or similar rights with respect to the Notes or the shares of Common Stock issuable upon conversion of the Notes. The certificates evidencing the shares of Common Stock issuable upon conversion of the Notes will be in due and proper legal form.

            3.11 Exemption from Registration. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the sale and issuance of the Notes (and the shares of Common Stock issuable upon conversion thereof) in accordance with the terms of this Agreement will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

            3.12 No Default. Neither the execution, delivery and performance of this Agreement, the Notes or the Indenture by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Notes or the issuance of the shares of Common Stock issuable upon conversion thereof) will give rise to a right to terminate or accelerate the due date of any payment due under,


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

or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiary, or result in any dilutive adjustments to securities or instruments of the Company or trigger the requirement to register any securities of the Company with the SEC, pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or its subsidiary are a party or by which either the Company or its subsidiary or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or its subsidiary or violate any provision of the certificate of incorporation or by-laws of the Company or its subsidiary.

            3.13 Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Notes or the consummation of any other transaction contemplated by this Agreement (other than any filings which may be required to be made by the Company with the SEC, or pursuant to any state or "blue sky" securities laws, and, any registration statement which may be filed pursuant to this Agreement).

            3.14 Listing. As soon as reasonably practicable after the Compliance Date, the Company shall file an application to re-list its Common Stock on the Nasdaq National Market or list its Common Stock on any national exchange or the Nasdaq SmallCap Market, and shall use all reasonable commercial efforts to have such application approved and have its Common Stock listed on the Nasdaq National Market or any national exchange or the Nasdaq SmallCap Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Nasdaq National Market or any national exchange or the Nasdaq SmallCap Market. The Company will notify each Purchaser when its Common Stock is re-listed on the Nasdaq National Market or is listed on any national exchange or the Nasdaq SmallCap Market.

            3.15 Licenses; Leases. The Company and its subsidiary have all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not result in a Material Adverse Effect. The Company and its subsidiary have fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Notes.

            3.16 Intellectual Property. (i) To the Company's knowledge, each of the Company and its subsidiary own, or hold under license, and will have on and after the Closing Date full, legally enforceable rights to use, all patents,
patent  rights,  patent  applications,   licenses,


                                       6.

trade secrets, know-how, copyrights (whether registered or unregistered), trademarks (whether registered or unregistered), trademark applications, service marks and trade names (collectively, the "Intellectual Property") that are material and necessary to conduct and operate the business of the Company as currently conducted and as proposed to be conducted, as described in the Memorandum (the "Company Business"), (ii) to the Company's knowledge, neither the conduct and operations of the Company Business, nor the use or exploitation of any of the Intellectual Property owned by the Company or, to the Company's knowledge, the use or exploitation of any Intellectual Property licensed by the Company, infringes upon, misappropriates, violates or conflicts in any way with the Intellectual Property rights of any other Person, (iii) to the Company's knowledge, neither the conduct and operation of the Company Business nor the use or exploitation of any of the Intellectual Property owned by the Company, or, to the Company's knowledge, the use or exploitation of the Intellectual Property licensed by the Company will infringe upon, misappropriate, violate or conflict in any way with the Intellectual Property rights of any other Person, (iv) there is no pending or, to the Company's knowledge, threatened assertion or claim related to the use or exploitation of the Intellectual Property used in the conduct or operation of the Company Business involving the infringement, misappropriation, or violation of, or conflict with, in any way the Intellectual Property rights of any other Person, (v) the Company is not a party to any action, suit, proceeding or investigation which involves a claim of infringement or misappropriation of any Intellectual Property of any Person, (vi) the Company has no actual knowledge of, any claims which challenge the validity, enforceability or ownership of any of its Intellectual Property and (vii) to the Company's knowledge, there have been no unauthorized uses, disclosures, infringements, or misappropriations by any Person of any of the Intellectual Property used in the conduct or operation of the Company Business or any breaches by any Person, including the Company, of any licenses or other agreements involving its Intellectual Property.

            3.17 Real Property. The Company and its subsidiary have good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiary. All property held under lease by the Company and its subsidiary are held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiary. Neither the Company nor its subsidiary have sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would result in a Material Adverse Effect.

            3.18 Issuance of Securities. Except for the exchange of the warrants to purchase shares of the Company's Common Stock issued in connection with the sale of the Company's Series A Preferred Stock for new warrants to purchase common stock on September 21, 2004, and the sale of 3,018,870 shares of the Company's Common Stock to certain investors on November 22, 2004 and except as disclosed in the SEC Documents, since the filing date of the Form 10-K, neither the Company nor its subsidiary have (i) issued any unregistered securities


                                       7.

or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

            3.19 Material Contracts. With the exception of Contract No. HHSO100200500001C between the Company and the Department of Health and Human Services, dated November 4, 2004 (the "Anthrax Contract"), all material documents, contracts or other agreements are included in the exhibits to the SEC Documents. Each description of such contracts, documents or other agreements reflects in all material respects the terms of the underlying contract, document or other agreement and is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. Neither the Company nor its subsidiary, if the subsidiary is a party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would result in a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of the Anthrax Contract, which default or event, individually or in the aggregate, would result in a Material Adverse Effect.

            3.20 No Violation. With the exception of the Company's failure to file its amended Annual Report on Form 10-K for the fiscal year ended December 31, 2003, its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and its Quarterly Reports for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, neither the Company nor its subsidiary is in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would result in a Material Adverse Effect.

            3.21 Capitalization. The authorized capital stock of the Company consists of (i) 40,000,000 shares of Common Stock, of which 29,606,523 shares were outstanding as of February 28, 2005 and (ii) 20,000,000 shares of Preferred Stock, none of which are outstanding. As of February 28, 2005, we had options and warrants exercisable for 5,701,855 shares of common stock, 2,586,490 shares of our common stock reserved for future grant under our stock option plans; and 472,356 shares of our common stock reserved for future issuance under our 2001 Employee Stock Purchase Plan. The Notes are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. Except for warrants to purchase 959,331 shares of Common Stock (the "Warrants") and as set forth in this Agreement and the Company's filings with the SEC, as of the date hereof, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, rights to subscribe to, or securities or rights convertible into, any shares of capital stock of the Company, other than rights granted to employees or consultants of the Company pursuant to equity incentive and stock purchase plans adopted by the Company's


                                       8.

board of directors and disclosed in the Company's filings with the SEC. Furthermore, except for the Warrants, and as set forth in this Agreement and the Company's filings with the SEC, as of the date hereof, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company, other than rights granted to employees or consultants of the Company pursuant to equity incentive and stock purchase plans adopted by the Company's board of directors and disclosed in the SEC Documents, and except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities, as of the date hereof, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. All outstanding shares of capital stock of the Company's subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

            3.22 Employees. Neither the Company nor its subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would result in a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would result in a Material Adverse Effect.

            3.23 Market Stabilization. The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale of the Notes.

            3.24 Taxes. The Company and its subsidiary has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would result in a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or its subsidiary.

            3.25 Insurance. The Company and its subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or its subsidiary or the Company's or its subsidiary's respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiary are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost.


                                       9.

            3.26  Environmental  Laws.  Except where failure to comply would not result in a Material Adverse Effect (i) each of the Company and its subsidiary is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business; (ii) neither the Company nor its subsidiary has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its subsidiary has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as described in the Memorandum and is in compliance with all terms and conditions of any such permit, license or approval; and (iv) no property which is or has been owned, leased or occupied by the Company or its subsidiary has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor its subsidiary has been named as a "potentially responsible party" under the CERCLA 1980.

            3.27 Regulatory Compliance. The human clinical trials, animal studies and other preclinical tests conducted by the Company or in which the Company has participated or that are described in the Memorandum or SEC
Documents or the results of which are referred to in the Memorandum or SEC Documents, and such studies and tests conducted on behalf of the Company or that the Company intends to rely on in support of regulatory approval by the United States Food and Drug Administration (the "FDA") or foreign regulatory agencies, were and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of new drugs or diagnostics as applied to comparable products to those being developed by the Company; the descriptions of the results of such studies, test and trials contained in the SEC Documents are accurate and complete in all material respects, and, except as set forth in the SEC Documents, the Company has no knowledge of any other trials, studies or tests, the results of which the Company believes reasonably call into question the clinical trial results described or referred to in the SEC Documents when viewed in the context in which such results are described and the clinical state of development; and the Company has not received any notices or correspondence from the FDA or any other domestic or foreign governmental agency requiring the termination, suspension or material modification of any animal studies, preclinical tests or clinical trials conducted by or on behalf of the Company or in which the Company has participated that are described in the SEC Documents or the results of which are referred to in the SEC Documents.

            3.28 Investment Company. The Company is not and, after giving effect to the offering and sale of the Notes, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

            3.29 Solicitation; Other Issuances of Securities. Neither the Company nor its subsidiary or affiliate, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Notes, (ii) has, within the last 6 months directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Notes under the Securities Act or (iii) has taken or will take any action


                                      10.

or steps that would require registration of any of the Notes, or the shares of Common Stock issuable upon conversion thereof, under the Securities Act.

            3.30 Lock-Ups

                  (a) For a period of one hundred twenty (120) days from the date on which the Securities are priced, the Company will not, without the prior written consent of CIBC World Markets, sell, contract to sell or otherwise dispose of or issue any equity or equity-linked securities of the Company, except pursuant to previously issued options or warrants, any agreements providing for anti-dilution or other stock purchase or share issuance rights in existence on the date hereof, any employee benefit or similar plan of the Company in existence on the date hereof or duly adopted hereafter, or any technology license agreement, strategic alliance or joint venture in existence on the date hereof or which the Company may enter into hereafter.

                  (b) The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by each of the directors and executive officers of the Company to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending one hundred twenty (120) days after the date hereof, without the prior written consent of the Purchaser, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) on the date of such agreement or thereafter acquired, other than Common Stock transferred as a gift or gifts (provided that any donee thereof agrees in writing to be bound by the terms thereof).

      4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

      The Purchaser hereby represents and warrants to, and covenants with, the Company, and the Placement Agents (as third party beneficiaries of the representations, warranties and covenants hereunder) as of the Closing Date (or such other date specified below) as follows:

            4.1 Organization. If the Purchaser is an entity, Purchaser is duly organized and validly existing in good standing under the laws of its jurisdiction of organization. The Purchaser has all requisite corporate power and authority and all necessary governmental approvals to carry on its business as now being conducted, except as would not result in a material adverse effect on the Purchaser's ability to consummate the transactions and perform the obligations contemplated by this Agreement.

            4.2 Authorization, Enforcement, and Validity. The Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and


                                      11.

contracting parties' rights generally and except as enforceability may be subject to general principles of equity.

            4.3 Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the Purchaser's organizational documents; (ii) conflict with, or constitute a default or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, result in a material adverse effect on the Purchaser's ability to consummate the transactions contemplated by this Agreement); or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Purchaser or its subsidiary, except for such violations as would not, individually or in the aggregate, result in a material adverse effect on the Purchaser's ability to consummate the transactions contemplated by this Agreement. The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, except where the failure to obtain such consents, authorization or orders or to make such filings or registrations would not, individually or in the aggregate, result in a material adverse effect on the Purchaser's ability to consummate the transactions contemplated by this Agreement.

            4.4 Investment Experience. The Purchaser is an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Notes.

            4.5 Investment Intent And Limitation On Dispositions. The Purchaser is acquiring the Notes for its own account for investment only and has no intention of selling or distributing any of such Notes or any arrangement or understanding with any other Persons regarding the sale or distribution of such Notes, or the shares of Common Stock issuable upon conversion thereof, except in accordance with the provisions of Section 6 and except as would not result in a violation of the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Notes, or the shares of Common Stock issuable upon conversion thereof, except in accordance with the provisions of Section 6 or pursuant to and in accordance with the Securities Act.

            4.6 Information And Risk.

                  (a) The Purchaser has reviewed the Memorandum carefully and has requested, received, reviewed and considered all other information the Purchaser deems relevant in making an informed decision to purchase the Notes. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management and also had an opportunity to ask questions of officers of the Company that were answered to the Purchaser's satisfaction.


                                      12.

                  (b) The Purchaser recognizes that an investment in the Notes involves a high degree of risk, including a risk of total loss of the Purchaser's investment. The Purchaser is able to bear the economic risk of holding the Notes, and the shares of Common Stock issuable upon conversion thereof, for an indefinite period, and has knowledge and experience in the financial and business matters such that it is capable of evaluating the risks of the investment in the Notes.

                  (c) The Purchaser has not, in connection with the Purchaser's decision to purchase Notes, relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the Memorandum, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Notes, relied solely upon the advice of the Purchaser's own counsel and has not relied upon or consulted any counsel to the Placement Agents or counsel to the Company. The Purchaser has not relied upon the Placement Agents in negotiating the terms of its investment in the Notes and has made its own decision to invest in the Notes, without the assistance of the Placement Agents. The Purchaser is not relying on any representation or warranty by the Placement Agents or any of their agents or affiliates. Further, the Purchaser has not relied on any investigation that the Placement Agents, or any person acting on their behalf, may have conducted with respect to the Company or the Notes.

                  (d) The Purchaser acknowledges that the Placement Agents are not responsible for the contents of the Memorandum. In addition, the Purchaser acknowledges that the Placement Agents may facilitate the exchange of information between the Purchaser and the Company, but that such information is not being provided by the Placement Agents.

            4.7 Lack of Financial Statements and Ability to File Registration Statement. The Purchaser understands that the Company does not currently have current financial statements as required under the Exchange Act, and is therefore not presently in compliance with the filing requirements of Sections 13 and 15(d) of the Exchange Act. The Purchaser understands that the Company may never produce current financial statements and that a failure to do so would mean the Company would continue to not be in compliance with the filing requirements under the Exchange Act. The Purchaser understands that until the Company is in compliance with the requirements under the Exchange Act, the Company will not be able to file a Registration Statement (as defined in Section 6 hereto). The Purchaser further understands that the Company may never regain compliance with the requirements of the Exchange Act, and thus may never file a Registration Statement. Furthermore, the Purchaser understands that the Company is not in compliance with the requirements under Rule 144 promulgated under the Securities Act ("Rule 144"), and is not in compliance with the requirements under Rule 144A promulgated under the Securities Act ("Rule 144A") and may never gain compliance therewith. The Purchaser understands that until, if ever, the Company regains compliance with Rule 144, the Purchaser will not be able to use the benefits of Rule 144 to sell the Notes or the shares of Common Stock issuable upon conversion thereof to the public without registration and will not be able to use the benefits of Rule 144A to sell the Notes.

            4.8 Securities Not Listed. The Purchaser understands that the Company's securities, including its Common Stock, are not currently listed or traded on any established stock exchange or on The Nasdaq National Stock Market or the Nasdaq SmallCap Market.


                                      13.

Furthermore, the Purchaser understands that the Company's securities, including its Common Stock, have been de-listed from The Nasdaq National Stock Market and may never be listed or traded on any established stock exchange or on The Nasdaq National Stock Market or the Nasdaq SmallCap Market. The Purchaser is aware of the risks involved with the Company's securities, including its Common Stock, not being listed on any established stock exchange or on The Nasdaq National Stock Market or the Nasdaq SmallCap Market.

            4.9 Disclosures to the Company. The Purchaser understands that the Company is relying on the statements contained herein to establish an exemption from registration under federal and state securities laws. The Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement (as defined in Section 6.1(c) below) regarding the Purchaser.

            4.10 Nature of Purchaser. To the knowledge of the Purchaser, except as set forth on the signature page to the Agreement under the caption "Affiliated Purchasers", the Purchaser: (i) is not an affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of any of the Investors, (ii) is not constituted as a partnership, association, joint venture or any other type of joint entity with any of the Investors, and (iii) is not acting as part of a group (as such term is defined under Section 13(d) of the Exchange Act) with any of the Investors. If at any time after the Closing Date the Purchaser becomes an affiliate (as defined herein) of any of the Investors, the Purchaser will provide prompt written notice to the Company.

            4.11 Ownership. Such Purchaser (including any Person controlling, controlled by, or under common control with such Purchaser, as the term "control" is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the "HSR Act")) does not, and upon the consummation of the transactions contemplated by this Agreement will not, hold voting securities of the Company exceeding an aggregate fair market value as of the Closing Date of fifty- three million, one hundred thousand dollars ($53,100,000), calculated pursuant to the HSR Act.

            4.12 Brokers or Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Purchaser.

            4.13 Acknowledgement. The Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated by this Agreement other than those specifically set forth in Section 3.

            4.14 No Short Sales. Between the time such Purchaser learned about the Offering and the public announcement of the Offering, such Purchaser has not taken, and prior to the public announcement of the Offering will not take, any action that has caused or will cause such Purchaser to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Common Stock, granted any other right (including, without limitation, any


                                      14.

put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge its position in the Shares, nor has such Purchaser, directly or indirectly, caused any Person to engaged in any short sales or similar transactions with respect to the Common Stock.

            4.15 Release of Placement Agents. The Purchaser hereby expressly releases the Placement Agents and their affiliates, and their respective officers, employees, agents and controlling persons from any and all liabilities arising from in or in connection with an investment in the Notes and the Common Stock issuable upon conversion thereof (including, without limitation, with respect to the accuracy of information or the failure to disclose information) or any other transaction the Purchaser may undertake with respect to the Notes or the Common Stock issuable upon conversion thereof, and the Purchaser hereby agrees to make no claim (and hereby waives and releases all claims that the Purchaser may otherwise have) with respect to such investment in the Notes or the shares of Common Stock issuable upon conversion thereof against the Placement Agents, their affiliates and their respective officers, employees, agents and controlling persons. The Purchaser hereby agrees that the release and waiver contained in this paragraph is unconditional and irrevocable.

            4.16 Third Party Beneficiary Reliance. The Purchaser hereby understands and agrees that the Placement Agents shall each be a third party beneficiary of the representations, warranties and covenants made by the Purchaser, pursuant to this Section 4, and shall be able to rely on, and the Purchaser shall be liable for any breach of, the representations, warranties and covenants made by the Purchaser, to the same extent as the Company.

      5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

      Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all representations and warranties made by the Company and the Purchaser herein shall survive for a period of one (1) year following the Closing Date.

      6. REGISTRATION RIGHTS; COMPLIANCE WITH THE SECURITIES ACT.

            6.1 Definitions. As used in Sections 6 and 8, the following terms shall have the following respective meanings:

                  (a) "Holder" shall mean the holders of Registrable Securities or securities convertible into Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section 6.7 hereof.

                  (b) "Registrable Securities" means the Notes until such Notes have been converted into or exchanged for Underlying Common Stock and, at all times subsequent to any such conversion, the Underlying Common Stock or other securities into or for which such Underlying Common Stock has been converted or exchanged, and any securities issued with respect thereto upon any stock split, stock dividend, recapitalization, subdivision or similar event; provided, however, that (A) the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which their rights under this Agreement are not assigned pursuant to Section 6.7 hereof; (B) the Notes and the Underlying


                                      15.

Common Stock or other securities shall only be treated as Registrable Securities if and as long as they have not been (1) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or
(2) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (C) any Note or Underlying Common Stock held by a Holder shall cease to be included in the definition of Registrable Securities upon the earliest to occur of: (i) the effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) when the Registrable Securities then held by the Holder are eligible for sale by the Holder pursuant to Rule 144(k), and (iii) the date such security ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise); and (D) the Notes and the Underlying Common Stock shall no longer be Registrable Securities if, as a result of the event or circumstance described in any of the foregoing clauses (C)(i) and (C)(ii), the legend with respect to transfer restrictions required under the Indenture is removed or removable in accordance with the terms of the Indenture or such legend, as the case may be.

                  (c)   "Registration   Statement"  shall  mean  a  registration
statement on Form S-1 or Form S-3 (or any successor form to Form S-3), filed by the Company with the SEC pursuant to the Securities Act.

                  (d) "Underlying Common Stock" means the Common Stock of the Company issuable or issued with respect to, or in exchange for or in replacement of, the Notes.

            6.2 Registration Procedures And Expenses.

                  (a) Except for such times as the Company may be required to suspend the use of a prospectus forming a part of the Registration Statement, the Company will:

                        (i) as soon as reasonably practicable, but in no event later than thirty (30) days following the first date the Company becomes current in its reporting requirements under the Exchange Act (the "Compliance Date"), the Company will file a registration statement on Form S-1, for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, registering the resale of the Registrable Securities by the Holders thereof. To further clarify the intent of the parties, the "first date the Company becomes current in its reporting requirements under the Exchange Act" shall mean the first date on which the Company has filed with the SEC all delinquent periodic reports pursuant to Sections 13 and 15(d) of the Exchange Act (regardless of any deficiency thereof or comments that may be received with respect thereto). The Company covenants and agrees to notify each Holder in writing of the Compliance Date within five (5) business days thereof. The Company shall use commercially reasonable efforts, subject to receipt of necessary information from the Holders of the Registrable Securities, to cause the SEC to declare such Registration Statement effective within (1) ninety (90) days after the filing of such Registration Statement if there is no review of the Registration Statement by the SEC or (2) one hundred twenty (120) days after the filing of such Registration Statement if there is a review of the Registration Statement by the SEC. The Company will file a post-effective amendment to such Registration Statement on Form S-1 to convert such Registration Statement to Form S-3 (or any successor form to Form S-


                                      16.

3) within thirty (30) days after the Company becomes eligible to register the Registrable Securities on Form S-3 (or any successor form to Form S-3) for resale by the Holders thereof;

                        (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (A) as may be necessary to keep the Registration Statement continuously effective until the earlier of (i) the second anniversary of the Closing Date, or (ii) such time as all Registrable Securities held by the Holders have been sold pursuant to the Registration Statement and (B) as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

                        (iii) so long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Holders, furnish to each Holder with respect to the Registrable Securities registered under the Registration Statement such reasonable number of copies of prospectuses and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Holder;

                        (iv) use commercially reasonable efforts to file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Holders; provided, however, that the Company shall not be required to qualify to do business or consent to service of process generally in any jurisdiction in which the Company is not now so qualified or has not so consented;

                        (v) bear all expenses in connection with the procedures in this Section 6.2 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Holders or, brokerage fees and commissions incurred by the Holders, if any in connection with the offering of the Registrable Securities;

                        (vi) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof; and

                        (vii) permit counsel for the Holders to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the SEC and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the SEC (or, in the case of comments made by the staff of the SEC, within a reasonable period of time following the receipt thereof by the Company);

      provided, that in the case of clauses (vi) and (vii) above, the Company shall not be required to provide, and shall not provide, any Holder with material, non-public information unless the Purchaser agrees to receive such information and enters into a written confidentiality agreement with the Company.

                  (b)  If  (i)  a  Registration   Statement   covering  all  the
Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to


                                      17.

this Section 6.2 is (A) not filed with the SEC on or before thirty (30) days after the Compliance Date (a "Filing Failure") or (B) if the Company fails to use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC on or before (1) ninety (90) days after the filing of such Registration Statement if there is no review of the Registration Statement by the SEC or (2) one hundred twenty (120) days after the filing of such Registration Statement if there is a review of the Registration Statement by the SEC (each an "Effectiveness Failure") or (ii) on any day after the effective date of the Registration Statement sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than as permitted during a Suspension pursuant to Section 6.6(b) of this Agreement) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient number of Registrable Securities) (a "Maintenance Failure"), then, the Company shall pay as liquidated damages (the "Liquidated Damages") for such failure and not as a penalty to any Holder of Registrable Securities an amount equal to 1% of the purchase price paid to the Company for all the Registrable Securities (which for the Underlying Common Stock shall be equal to the principal amount of Notes that would then be convertible into such number of shares of Underlying Common Stock) then held by such Holder for each thirty (30) day period following a Filing Failure, Effectiveness Failure or Maintenance Failure (pro rated for any period less than thirty (30) days) until the applicable failure has been cured. Payments to be made pursuant to this Section 6.2(c) shall be due and payable semi-annually in arrears, with the first semi-annual payment due on the first interest payment date in respect of the Registrable Securities following the date on which such Liquidated Damages begin to accrue. The parties agree that the Liquidated Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holders of Registrable Securities if a Filing Failure, Effectiveness Failure or Maintenance Failure occurs. The parties agree that Liquidated Damages shall be the exclusive monetary damages under this Agreement with respect to any Filing Failure, Effectiveness Failure or Maintenance Failure.

                  (c) With a view to making available to the Purchaser the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell the Registrable Securities to the public without registration, the Company covenants and agrees to, after the Compliance Date: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Purchaser's Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Purchaser's Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

                  (d)  In  connection  with  the  Registration  Statement,   the
following provisions shall apply:


                                      18.

                        (i) Not less than 30 calendar days prior to the date on which the SEC declares the Registration Statement effective or on which the Registration Statement otherwise becomes effective (the "Effective Time"), the Company shall mail a Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

                        (ii) After the Effective Time, the Company shall, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder. The Company shall not be required to take any action to name such holder as a selling securityholder in the Registration Statement or to enable such holder to use the Prospectus for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

                        (iii) The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 6.2(d)(i) or 6.2(d)(ii) hereof.

                        (iv) The Company shall furnish to each Electing Holder, and counsel to the Electing Holders, if any, no fewer than five Business Days prior to the initial filing of the Registration Statement, a copy of such Registration Statement, and shall furnish to such holders, and counsel to the Electing Holders, if any, no fewer than two Business Days prior to the filing of any amendment to the Registration Statement, a copy of such amendment or supplement, as the case may be, and shall use its reasonable best efforts to reflect in each such document when so filed with the SEC such comments as such holders and their respective counsel reasonably may propose.

                        (v) Not later than the Effective Time, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

            6.3 Restrictions on Transferability.

                  (a) Each Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or Blue Sky laws of any state, except (i) as


                                      19.

contemplated  in the  Registration  Statement  referred to in Section 6.2 above,
(ii) pursuant to the requirements, if then-permitted, of Rule 144 (in which case the Purchaser will provide the Company with reasonable evidence of the Purchaser's compliance therewith) or Rule 144A (after the Rule 144A Eligibility Date, as defined below) or (iii) pursuant to a written opinion of legal counsel reasonably satisfactory to the Company and addressed to the Company to the effect that registration under the Securities Act is not required in connection with the proposed transfer; whereupon the holder of such securities shall be entitled to transfer such securities. Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends as may be required by Section 7.

                  (b) None of the Registrable Securities shall be transferable except upon the conditions specified in this Section 6, which are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed transferee of the Registrable Securities held by such Holder to agree to take and hold such Registrable Securities subject to the provisions and upon the conditions specified in this Section 6 if and to the extent that such Registrable Securities continue to be restricted securities in the hands of the transferee.

            6.4 Termination Of Conditions And Obligations. The conditions and obligations imposed on a Holder under this Section 6 shall remain in force and effect as to such Holder until the first date upon which (a) all the Registrable Securities held by such Holder have been sold or otherwise transferred pursuant to the Registration Statement or otherwise in a transaction in which the Holder's rights pursuant to this Section 6 have not been assigned; or (b) the earlier to occur of: (i) two years from the date of Closing, or (ii) when the Registrable Securities then held by the Holder are eligible for sale by the Holder pursuant to Rule 144(k).

            6.5 Compliance. Each Holder, severally and not jointly, covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with the sales of the Registrable Securities pursuant to the Registration Statement.

            6.6 Suspension Period

                  (a) Except in the event that paragraph (b) below applies, the Company shall: (i) if necessary to keep any registration statement filed pursuant to this Section 6 current and effective and, to convert such registration statement to Form S-3 (or any successor form to Form S-3), promptly prepare and file from time to time with the SEC post-effective amendments to a registration statement or supplements to the related prospectus or supplements or amendments to any document incorporated therein by reference or file any other required document (x) so that the registration statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) with respect to the registration statement filed pursuant to Section 6.2, to convert such registration statement to Form S-3 (or any successor form to Form S-3); (ii) provide the Holders of Registrable Securities registered under the applicable registration


                                      20.

statement with copies of any documents filed pursuant to Section 6.6(a)(i);  and
(iii) inform the Holders of Registrable Securities registered under the applicable registration statement that the Company has complied with its obligations in Section 6.6(a)(i) (or that, if the Company has filed a post-effective amendment to the registration statement that has not yet been declared effective, the Company will notify such Holders to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Holders pursuant to Section 6.6(a)(i) hereof when the amendment has become effective).

                  (b) Subject to Section 6.6(c) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of a registration statement filed pursuant to this
Section 6 for amendments or supplements to the registration statement or related prospectus or for additional information so that the registration statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or otherwise fail to comply with the applicable rules and regulations of the federal securities laws; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, provided that, considering the advice of counsel, the Company reasonably believes that it must qualify in such jurisdiction; (iv) of any event or circumstance that, considering the advice of counsel, the Company reasonably believes necessitates the making of any changes in the registration statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a related prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) that the Company reasonably believes, considering the advice of counsel, that the Company may, in the absence of a suspension described hereunder, be required under state or federal securities laws to disclose any corporate development, the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its stockholders, a potentially material transaction or event involving the Company, or any negotiations, discussions or proposals directly relating thereto or (vi) that, with respect to the registration statement filed pursuant to Section 6.2, the Company can convert such registration statement to Form S-3 (or any successor form to Form S-3); then the Company shall deliver a certificate in writing to each Holder of Registrable Securities registered under the applicable registration statement (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Holder will refrain from selling any Registrable Securities pursuant to the Registration Statement (a "Suspension") until the Holder's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company or until the Holder is advised in writing by the Company that the current prospectus may be used and the Holder has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable


                                      21.

efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Holders.

                  (c) Notwithstanding the foregoing paragraphs of this Section 6.6, no Holder shall be prohibited from selling Registrable Securities under a registration statement filed pursuant to Section 6.2 after such time as the registration statement is converted to Form S-3 (or any successor form to Form S-3) as a result of Suspensions on more than two occasions of not more than 45 days each in any 12-month period; provided, however, that, in each case, in no event shall any Suspension pursuant to Section 6.6(b)(v) exceed twenty (20) business days. The Company shall use commercially reasonable efforts to limit the duration of any Suspension that occurs prior to the time the registration statement filed pursuant to Section 6.2 is converted to Form S-3.

                  (d)  Provided  that a Suspension  is not then in effect,  each
Holder may sell Registrable Securities under an effective registration statement, provided that it arranges for delivery of a current prospectus to the transferee of such Registrable Securities.

            6.7  Covenant to Provide  Information.  Each  Holder of  Registrable
Securities hereby agrees to provide to the Company, upon request, the information required to be included about such Holder in a Registration Statement where such Holder's Registrable Securities are included, no later than 10 days prior to the date upon which the Company intends to file such Registration Statement or amendment or supplement thereto.

      7. LEGENDS.

                  (a) The Purchaser understands and agrees that each certificate or other document evidencing any of the Notes or Underlying Common Stock shall be endorsed with the legend in the form set forth below, and the Purchaser covenants that the Purchaser will not transfer the Notes or Underlying Common Stock represented by any such document or certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate or document (unless there is in effect a registration statement under the Securities Act covering such proposed transfer, such securities have been sold under Rule 144 or as otherwise permitted by the provisions of Section 6 above) and understands that the Company will refuse to register a transfer of any Notes or Underlying Common Stock unless the conditions specified in the following legend are satisfied:

      "THE NOTES EVIDENCED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR OTHER SECURITIES LAWS. NONE OF THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF OR ANY INTEREST OR PARTICIPATION HEREIN MAY BE RE-OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED,
      ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS


                                      22.

      SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN REGULATION D UNDER SECURITIES
      ACT), (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH VAXGEN, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF EXCEPT
      (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) WHEN AND FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR
      (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF ARE TRANSFERRED A NOTICE
      SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THE NOTE IS COMPLETED AND DELIVERED BY THIS TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

      THIS NOTE, ANY SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION


                                      23.

      THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE AND SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

                  (b) Any legend referred to in Section 7(a) hereof stamped on the Notes or Underlying Common Stock and the stock transfer instructions and record notations with respect to such Notes or Underlying Common Stock shall be removed and the Company shall issue a certificate without such legend to the holder of such Notes or Underlying Common Stock if (i) a Registration Statement covering the resale of the Notes or Underlying Common Stock is effective under the Securities Act, (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale or transfer of such securities may be made without registration under the Securities Act or (iii) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such securities can be sold pursuant to Section (k) of Rule 144 under the Securities Act. Following the receipt by the Company of such opinion or reasonable assurances, the Company will, no later than five trading days following the delivery by a holder to the Company or the Company's transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such holder a certificate representing such securities that is free from all restrictive and other legends.

                  (c) The Purchaser covenants that the Purchaser will not transfer the Notes or Underlying Common Stock represented by any such document or certificate without complying with any applicable requirements under the Securities Act to deliver the final prospectus included in the effective Registration Statement to any offeree of such Notes or Underlying Common Stock.

      8. INDEMNIFICATION.

                  (a) For purposes of this Section 8:

                        (i) the term "Prospectus" shall mean the prospectus and any amendment or supplement thereto in the form first filed with the SEC pursuant to Rule 424(b) promulgated under the Securities Act or, if no Rule 424(b) filing is required, filed as part of the Registration Statement at the time of effectiveness, as supplemented or amended from time to time; and

                        (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to a Registration Statement filed pursuant to Section 6 of this Agreement.

                  (b) The Company agrees to indemnify and hold harmless each of the Holders and each Person, if any, who controls any Holder, within the meaning of the Securities Act (each such person being sometimes referred to as an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Person may become subject, under the Securities Act, the Exchange Act, or any other federal or


                                      24.

state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each Indemnified Person for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Indemnified Person expressly for use therein, or (ii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Indemnified Person a reasonable time prior to the pertinent sale or sales by the Indemnified Person, and provided that the Indemnified Person has been notified by the Company that such earlier Prospectus should no longer be delivered by the Indemnified Person.

                  (c) Each Holder will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, and each other Holder (together the "Indemnitees"), against any losses, claims, damages, liabilities or expenses to which each Indemnitee may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Holder) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon: (i) the inaccuracy of any representation made by such Holder, (ii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus,
(iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iv) any violation or alleged violation by the Company of the Securities Act (collectively, a "Holder Violation"), in each case to the extent, but only to the extent, that such Holder Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder, and such Holder, will reimburse each Indemnitee for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by such Indemnitees in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, the liability of each Holder, under this subsection (c) shall not exceed the net proceeds received by such Holder, from the sale of Registrable Securities covered by the Registration Statement unless such liability resulted from willful misconduct by such Holder.


                                      25.

                  (d) Promptly after receipt by an indemnified  party under this
Section 8 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel (together with appropriate local counsel), with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 8 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

                  (e) The  obligations  of the Company  and  Holders  under this
Section 8 shall survive completion of any offering of Registrable Securities in a Registration Statement and, with respect to liability arising from an offering to which this Section 8 would apply that is covered by a Registration Statement filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

      9. NOTICES.

                  (a) All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be as addressed as follows:

      if to the Company, to:

                  VaxGen, Inc.
                  1000 Marina Blvd.
                  Suite 200
                  Brisbane, CA 94005
                  Attention: James M. Cunha
                  Telephone No.: 650-624-1004


                                      26.

                  Telecopy No.: 650-624-1001

      with a copy to:

                  Laura A. Berezin, Esq.
                  Cooley Godward LLP
                  Five Palo Alto Sq.
                  3000 El Camino Real
                  Palo Alto, CA 94306
                  Telephone No.: 650-843-5128
                  Telecopy No.: 650-849-7400

and if to the Purchaser, at its address as set forth in the signature page to the Agreement, or at such other address or addresses as may have been previously furnished to the Company in writing in accordance with this Section 9.

                  (b) Such notices or other communications shall be deemed delivered upon receipt, in the case of overnight delivery, personal delivery, facsimile transmission (as evidenced by the confirmation thereof), or mail.

      10. MISCELLANEOUS.

            10.1 Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Purchaser; provided that, any amendment of Section 6 "Registration Rights; Compliance with the Securities Act" shall require only the consent of the Company and the Purchasers holding a majority in aggregate principal amount of Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 10.1 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

            10.2 Fees and Expenses. Except as set forth herein, each of the Company and the Purchaser shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

            10.3 Headings. The headings of the various sections of this Agreement are for convenience of reference only and shall not be deemed to be part of this Agreement.

            10.4 Severability. In the event that any provision in this Agreement is held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            10.5 Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of, and shall be enforceable by the parties hereto and their respective successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder, other than the rights set forth under Section 6 of this Agreement, without the prior written consent of the Purchaser. Prior to the date upon which the Notes are eligible for sale


                                      27.

pursuant to Rule 144A of the Securities Act (the "Rule 144A Eligibility Date"), the Purchaser may assign its rights under this Agreement, including the rights under Section 6 of this Agreement, to any person to whom the Purchaser assigns or transfers any Notes or Underlying Common Stock, provided that (a) such transferee agrees in writing to be bound, with respect to the transferred Notes or Underlying Common Stock, by the provisions hereof that apply to the Purchaser and (b) in the event Purchaser transfers any of its rights under Section 6 of this Agreement, it shall give prompt written notice of such transfer (including the name, address and telephone number of the transferee) to the Company. After the Rule 144A Eligibility Date, in the event that any transferee of any Purchaser shall acquire the Notes or Underlying Common Stock, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

            10.6 Governing Law And Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of New York with respect to the interpretation of this Agreement or for the purposes of any action arising out of or related to this Agreement.

            10.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. In the event that any signature is delivered via facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original hereof.

            10.8 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the matters covered herein, supersedes all prior agreements and understandings with respect to such matters and executed by and among the Company and the Purchaser, and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.


                                      28.

                                   APPENDIX A

                         FORM OF COMPANY COUNSEL OPINION


                                      29.

                                   APPENDIX B

                   FORM OF COMPANY REGULATORY COUNSEL OPINION


                                      30.

                                    ANNEX II
                  Schedule of Registered Holders For Purchaser

--------------------------------------------------------------------------------------------------
Registered Holder   Principal Amount   Address, Telephone and   Tax ID Number   Name of Broker (if
                    of Notes           Contact Person                           any)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------


                                      31.